ADVANCING INNOVATION TO SOLVE GLOBAL CHALLENGES Investor Presentation January 2018

Safe-Harbor Statement   This presentation contains forward-looking statements that are subject to risks and uncertainties and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions, and the Company’s actual financial condition and results of operations, to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Global Provider of Differentiated Market Solutions  INFRASTRUCTURE    IRRIGATION    •Founded in 1955 •Manufacturing Leading Brands in 7 Countries •Custom Turnkey Irrigation Solutions delivered to over  90 countries •Global Provider of Road Safety Solutions •1,400 Employees Worldwide

Addressing an Increasing Global Population through  Sustainability and Innovation   47%   34%   19%   Lindsay Revenue by Source    (FY 2017)   U.S. Irrigation   International Irrigation   Infrastructure

Five Year Financial Overview

($ in millions, except per share amounts)	FY13	FY14	FY15	FY16	FY17
Revenue	$ 690.8	$ 617.9	$ 560.2	$ 516.4	$ 518.0
Gross Profit	$ 194.8	$ 171.0	$ 156.3	$ 148.6	$ 145.0
Gross Margin	**28.2%**	**27.7%**	**27.9%**	**28.8%**	**28.0%**
Operating Income	$ 107.1	$ 78.4	$ 50.7	$ 34.4	$ 40.2
Operating Margin	**15.5%**	**12.7%**	**9.0%**	**6.7%**	**7.8%**
Net Income	$ 70.6	$ 51.5	$ 26.3	$ 20.3	$ 23.2
Diluted EPS	**$ 5.47**	**$ 4.00**	**$ 2.22**	**$ 1.85**	**$ 2.17**



Revenue ($in millions)
$750
$500
$250
$-
FY13
FY14
FY15
FY16
FY17



Operating Margin (%)
18.0%
12.0%
6.0%
0.0%
FY13
FY14
FY15
FY16
FY17



Net Earnings ($in millions)
$75
$50
$25
$-
FY13
FY14
FY15
FY16
FY17

LINDSAY CORPORATION

5

First Quarter FY18 Results   ($ in millions, except per share amounts)    Q1 - FY18 Q1 - FY17 % Change Revenue 124.5$ 110.4$ 13% Gross Profit 32.4$ 28.4$ 14%  Gross Margin 26.0%25.7%0.3 pts Operating Expenses 26.2$ 25.6$ 2% Operating Income 6.2$ 2.7$ 127%  Operating Margin 5.0%2.5%2.5 pts Net Income 3.2$ 0.9$ 265% Diluted EPS 0.30$ 0.08$ 275% Backlog 80.3$ 55.9$ 44%

First Quarter FY18 Segment Results   ($ in millions) Q1 - FY18 Q1 - FY17 % Change Revenue  North America Irrigation 67.8$ 52.8$ 28%  International Irrigation 35.6$ 37.1$ -4%  Irrigation 103.4$ 89.9$ 15%  Infrastructure 21.2$ 20.5$ 3% Operating Income  Irrigation 7.9$ 5.1$ 52%  Infrastructure 3.3$ 3.0$ 11% Operating Margin  Irrigation 7.6%5.7%1.9 pts  Infrastructure 15.5%14.5%1.0 pts

Long-Term Financial Goals   These figures exclude acquired companies in the year of acquisition.   Goal   FY17   FY16   5-Year    Average   Revenue Growth   10-15%   0%   -5%   0%   Operating Margin   9-14%   8%   7%   10%   ROIC   9-15%   7%   6%   11%

Strategic Investment-Led Growth     2001 – 2005 Entered into International irrigation in Europe, Brazil, South Africa and China Acquired BSI  Acquired Snoline  2006

2008  Acquired  Watertronics Acquired Structures  & Signals  China Factory Started  2009 2010  Acquired  M2M Manufacturing  and Technology Acquired IRZ  Acquired WMC    2011    2013    Acquired    Claude Laval    Corporation       Acquired Elecsys  Corporation  Acquired SPF Water  Engineering, LLC  2015 Revenue ($in millions) $282  $475  $336 $358  $479  $551  $691  $618  $560  $516 $518  2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Operating Income ($in millions)  $24  $62  $22  $38  $57  $66  $107  $78  $51  $34 $40  2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Earnings per Share  $1.31  $3.20  $1.11  $1.98  $2.90  $3.38  $5.47  $4.00  $2.22  $1.85  $2.17  2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Long-Term Irrigation Market Drivers   Water Use Efficiency   Food Requirements   Environmental Improvement   Biofuels

Irrigation Segment Revenues   Revenue (in millions)   2017   2016   % Change   U.S.   $ 242.6   $262.2   -7%   International   175.4   159.4   10%   Total   $418.0   $421.6   -1%     $217   $375   $256   $259   $370   $475   $626   $540   $451   $422   $418   $0   $100   $200   $300   $400   $500   $600   $700   2007   2008   2009   2010   2011   2012   2013   2014   2015   2016   2017

2050: A Third More Mouths to Feed   “Feeding the world population of  9.1 billion by 2050 would require  raising overall food  production by some 70%”    –FAO, How to Feed the World by 2050, Rome 2009

Water Stress by Country   ratio of withdrawals to supply Low stress (<10%) Low to medium stress (10-20%) Medium to high stress (20-40%) Hight stress (40-80%) Extremely high stress (>80%) This map shows the average exposure of water users in each country to water stress, the ratio of total withdrawals to total renewable supply in a given area.  A higher percentage means more water users are competing for limited suppliers.  AQUEDUCT WORLD RESOURCES INSTITUTE

Most Common Method Of Irrigation is Gravity/Furrow   I Gravity/Furrow Irrigation uses twice as much water as Mechanized Irrigation

Modern Mechanized Irrigation Greatly Enhances  Water Efficiency   Low Elevation Spray  Application (LESA)   Low Energy Precision  Application (LEPA)

Global Leader in Large Addressable Market -$5.0B (est.)    50%   35%   15%   Global Ag Irrigation Equipment Market   Mechanized   Micro Spray   Micro Drip   40%   32%   13%   3%   2%   1%   1%   8%   Estimated Global Market Share    (Mechanized)   Valmont   Lindsay   Reinke   T&L   Alkhorayef/Pierce   Vodar   Fockink   Others   Mgmt. estimate

Single Source Provider of Custom Turnkey Integrated Value-Adding Technology   Strength & Reliability

Award-winning Innovation FieldSENTRY 2004  American Society of  Agricultural and  Biological Engineers  AE50   FieldNET 2007    American Society of  Agricultural and  Biological Engineers    AE50 FieldNET      2007    Irrigation Association    New Ag  Product of the  Year    FieldNET    2009    SIMA    Innovation  Award FieldNET      2014    Irrigation Association    Best New  Product in  Agriculture    FieldNET    2014    World Ag Expo    Top 10 New  Product    FieldNET    2015    American Society of  Agricultural and  Biological Engineers    AE50 Outstanding  Innovation Award FieldNET Pivot Control Lite    2018    American Society of  Agricultural and  Biological Engineers    AE50 FieldNET Advisor    2018    American Society of  Agricultural and  Biological Engineers    AE50 FieldNET Pivot Control Lite    2018    World Ag Expo    Top 10 New  Product

Industry Leading Technology Solutions FieldNETby Lindsay™      Industry’s only unified  remote monitoring and  control platform  integrating pivots,  laterals, drip and  pumping stations GrowsmartPrecision VRI™     Industry’s only fully  integrated variable rate  irrigation (VRI) solution  with GPS control of  individual sprinklers    GrowsmartPlug & Play add-ons Full line of integrated  add-ons, including flow  meters, weather  stations and soil  moisture probes   FieldNETAdvisor™     Industry’s first and only  fully integrated smart  irrigation management  decision support  solution

FieldNETAdvisor: The Smartest Irrigation Solution   Helps growers make faster, better- informed irrigation decisionsusing trusted crop and irrigation science  and patented and proprietary  technologies. Leverages a massive  amount of data that was previously  difficult to manage. Seamlessly  integrates into the proven FieldNETplatform, making precision farming  simpler, more intuitive and more  assessable than ever before.   FOUR POWERFUL SOLUTIONS IN ONE   FieldNET Irrigation  Advisor™   FieldNET Crop  Advisor™   FieldNET Weather  Advisor™   FieldNET VRI  Advisor™

21  The U.S. Solution – Acres Irrigated by Method 21  1998, 2003, 2008 & 2013 Farm and Ranch Irrigation Surveys, USDA, National Agricultural Statistics Service, USDA published Farm and Ranch Irrigation Survey http://www.agcensus.usda.gov/  35%  50%  11%  4%  41%  44%  9% 6%  2013  (55 Million Acres)  14% of Cropland  Pivots/Laterals Gravity Flow Other Sprinkler Drip/Micro  2008  (55 Million Acres)  14% of Cropland  1998  (54 Million Acres)  12% of Cropland  2003  (53 Million Acres)  12% of Cropland  46%  39%  8%  7%  48%  36%  8%  8%

Irrigated Cropland – U.S.

Acres of Irrigated Land as Percentage of Land in Farms Acreage: 2012

Western States
20% of Cropland Irrigated

Eastern States
8% of Cropland Irrigated


MT
ND
MN
MI
OR
ID
WI
SD
NY
WY
VT
NH
MA
CT
RI
IA
PA
NJ
NE
NV
UT
CO
IL
IN
OH
MD
DE
WV
VA
KS
MO
KY
NC
TN
OK
AZ
NM
AR
SC
MS
AL
GA
TX
LA
FL
Less than 1
1 - 4
5 - 9
10 - 24
25 - 39
40 or more

Source: 2012 Census of Agriculture USDA, National Agricultural Statistics Service, 2013 Farm & Ranch Irrigation Survey

LINDSAY CORPORATION

22

Primary U.S. Market Drivers – Commodities and Net Farm Income   Net Farm Income and net cash income, 2000 – 2017F  U.S. corn price received by farms and production

Large International Market Opportunity   420   381   303   306   205   117   83   63   32   37%   14%   44%   3%   5%   6%   2%   21%   12%   INDIA   U.S.   CHINA   RUSSIA   BRAZIL   AUS/NZ   UKRAINE   MEXICO   SOUTH  AFRICA   Cultivated Land Acres vs. Irrigated Land Acres   Total Cultivated Land   Irrigated Land   MMs Acres

Conversion Opportunity for Mechanized Irrigation   88%   9%   3%   646 Million Acres Irrigated   Gravity Flow   Mechanized   Other- Low Volume   Source: FAO Aquastat

Increasing Global Population and Food Security Needs  Driving International Market Opportunity   #1 China    #2 U.S.    #3 Brazil   #1 China    #2 Russian Fed.    #3 India   #1 U.S.    #2 Brazil    #3 Argentina   #1 India    #2 China    #3 Russian Fed   2.4 acres / hectare. Source: FAOStat2014 Data   Country   Total 000’s   United States of America   86,502   China   73,361   India   52,720   Brazil   48,672   Russian Federation   30,525   Argentina   29,273   Ukraine   13,773   Canada   13,063   Australia   12,732   Kazakhstan   12,348

U.S. Yield vs. Developing Economies      -      40      80      120      160      200   1980   1985   1990   1995   2000   2005   2010   2015   USA - Irrigated   China   Russia   Brazil   Corn Yields    1980-2015   BU/Acre

Worldwide Replacement Opportunity    Aftermarket Sales Opportunity    •260,000+pivots in North America •Penetrating Installed base with  FieldNETConversions and Controls •High-to-low pressure retrofits

Expanding Infrastructure Solutions through Innovation   The Road Zipper System™ –construction, managed lanes and bridges and tunnels   NEW MASH Compliant  Road Safety Solutions

Long-Term Infrastructure Market Drivers   Improve Road Safety   Environmental Concerns   Global Population Growth

Infrastructure Segment Revenues   Revenue (in millions)   FY17   FY16   % Change   Infrastructure   $ 99.9   $94.8   5%     $65   $100   $81   $100   $109   $76   $65   $78   $109   $95   $100   $0   $20   $40   $60   $80   $100   $120   2007   2008   2009   2010   2011   2012   2013   2014   2015   2016   2017

Congestion / Safety –are increasing concerns globally   Traffic Congestion costs $160 Billion  to Urban Areas Annually:    •6.9 Billionof lost hours in traffic •3.1 Billiongallons of fuel wasted

Road Zipper System®provides safety and reduces congestion   •Saving lives everyday •Improved air pollution •Decreased travel times •Increased fuel efficiency    •Over 200Road Zipper projects completed  •200 Milesof Barrier and dozens of  Machines in use Globally  •More than 30 Milesof Barrier owned by  Lindsay Transportation Solutions for lease  •Construction Machines owned by Lindsay  available for lease

Healthy Balance Sheet and Reliable Cash Flow Generation   •Reinvestment for Organic Growth •Dividend Increases    ($ in millions)Nov 30, 2017Nov 30, 2016% ChangeCash and cash equivalents109.5$ 103.1$ 6% Current assets296.2$ 274.9$ 8% Current liabilities90.1$ 84.6$ 7%  Net working capital206.1$ 190.3$ 8% Long-term debt116.9$ 117.1$ 0% Shareholders' equity269.2$ 248.2$ 8% •Strategic Acquisitions •Opportunistic Share Repurchases    Capital Allocation Priorities

Capital Allocation –A Balanced Approach   .Targeted cash balance of $60-75  million, including international accounts .To support cyclical and seasonal  fluctuations in working capital and  projected capital expenditures    .$115 million in Senior Notes maturing  on 2/19/30 at annual interest rate of  3.82% .The Company’s prioritization for cash  use: .Organic growth initiatives .Capital expenditures -expected to be  $12-15 million in fiscal 2018 .Annual increases in dividends .Synergistic acquisitions that leverage  core capabilities .Excess cash invested in opportunistic  share repurchases       ALLOCATION PLAN   ALLOCATION HISTORY   $48,652  $477,841  $129,380  $24,857  $112,074  $135,248  $75,797  $186,277  $121,620  $-  $100,000  $200,000  $300,000  $400,000  $500,000  $600,000  $700,000Beginning Cash(8/31/07) (1) Cash from Operations Long-term Debt Other (2) Capital Expenditures Acquisitions Dividends Share Repurchases Ending Cash (8/31/17) 52% of cash from operations  invested in growth 55% of cash from operations  returned to shareholders= Source of Cash= Use of Cash$ in thousands

Summary    •Favorable Long-term market drivers •Unique market position leveraging a diversified  business model with solid risk management •Reliable cash generation  •Leveraging expanded global scale to enhance  long-term margin opportunities

Our Strategic Value Creation Framework   Global Expansion    •Manufacturing and Sales in  Targeted Regions •Distribution Centers    CheckMark.png Increase Market Share    •Integrated Value-Added  Technology Across Segments •Innovative Product Line  Expansion •Enhanced Dealer Performance    Acquisitions    •Synergistic to Core Capabilities    CheckMark.png After Market Sales    •Expanded Revenues •Innovative Offerings    5 Point Growth Strategy   CheckMark.png Strengthen Margins    •Differentiated Offering •Manufacturing Efficiencies •Vertically Integrated Solutions